Exhibit (c)(iii)(E)

Appropriation Bills

2014-15

Budget Paper No. 5

Circulated by The Hon. Andrew Constance MP, Treasurer,

and Minister for Industrial Relations, New South Wales

First print

New South Wales

Appropriation Bill 2014

Explanatory note

This explanatory note relates to this Bill as introduced into Parliament.

The following Bills are cognate with this Bill:

•	Appropriation (Parliament) Bill 2014

•	Appropriation (Budget Variations) Bill 2014

•	State Revenue and Other Legislation Amendment (Budget Measures) Bill 2014

Overview of Bill

The object of this Bill is to appropriate from the Consolidated Fund various sums of money required during the 2014–15 financial year for the recurrent services and capital works and services of the Government, including:

(a)	the principal departments, and

(b)	various special offices.

The Consolidated Fund largely comprises receipts from, and payments out of, taxes, fines, some regulatory fees, Commonwealth grants and income from Crown assets.

The Bill for the 2014–15 financial year contains an additional appropriation which allocates revenue raised in connection with gaming machine taxes to the Minister for Health and Minister for Medical Research for spending on health related services.

The Bill for the 2014–15 financial year contains provision for transfer payments from the Commonwealth to non-Government schools and local government.

The Bill provides for appropriation for the whole of the 2014–15 financial year.

b2014-047-43.d09

Appropriation Bill 2014 [NSW]

Explanatory note

Outline of provisions

Part 1	Preliminary

Clause 1 sets out the name (also called the short title) of the proposed Act.

Clause 2 provides for the commencement of the proposed Act on the date of assent to the proposed Act.

Clause 3 interprets a reference to the financial year to which the proposed Act relates.

Clause 4 is an interpretive provision relating to expenses and capital expenditure information included in the proposed Act.

Part 2	Appropriation (Departments)

Part 2 (clauses 5–17) provides for the appropriations for the recurrent services and capital works and services of the specified departments for the financial year of 2014–15. The amounts appropriated are:

(a)	$50,891,952,000 for recurrent services, and

(b)	$5,563,281,000 for capital works and services.

Part 3	Additional appropriation for health related services

Part 3 (clauses 18 and 19) makes an additional appropriation of $267,100,000 to the Minister for Health and Minister for Medical Research, with this being part of the revenue raised from gaming machine taxes.

Part 4	Appropriation (Special Offices)

Part 4 (clauses 20–30) provides for the appropriations for the recurrent services and capital works and services of the specified offices for the financial year of 2014–15. The amounts appropriated are:

(a)	$330,432,000 for recurrent services, and

(b)	$19,190,000 for capital works and services.

Part 5	General

Part 5 (clauses 31–35) contains a provision for Commonwealth transfer payments and provides for general matters related to the appropriations set out in the proposed Act.

Clause 31 provides for transfer payments of $3,563,100,000 from the Commonwealth to non-Government schools and local government.

Clause 32 enables the Treasurer to authorise payment for a purpose, in excess of the sum appropriated for the purpose, in specified circumstances. Clause 33 allows this function to be delegated by the Treasurer.

Clause 34 allows the Treasurer to apply an appropriation differently in the event that responsibility for a service or function is transferred.

Clause 35 allows a Minister to table a Budget Paper in the Legislative Assembly by presenting it to the Clerk of the Legislative Assembly, if the Legislative Assembly is not sitting when the Budget Paper is sought to be tabled.

Explanatory note page 2

First print

New South Wales

Appropriation Bill 2014

Contents

			Page
Part 1	Preliminary

	1	Name of Act	2
	2	Commencement	2
	3	Interpretation	2
	4	Expenses and capital expenditure information	2

Part 2	Appropriation (Departments)

	Division 1 General appropriation

	5	General appropriation from Consolidated Fund 2014–15 for recurrent services (Departments)	3
	6	General appropriation from Consolidated Fund 2014–15 for capital works and services (Departments)	3

	Division 2 Education and Communities

	7	Department of Education and Communities	3

	Division 3 Family and Community Services

	8	Department of Family and Community Services	4

	Division 4 Health

	9	Ministry of Health	5

b2014-047-43.d09

Appropriation Bill 2014 [NSW]

Contents

			Page

	Division 5 Planning and Environment

	10	Department of Planning and Environment	6

	Division 6 Police and Justice

	11	Department of Police and Justice	7

	Division 7 Premier and Cabinet

	12	Department of Premier and Cabinet	8

	Division 8 Trade and Investment, Regional Infrastructure and Services

	13	Department of Trade and Investment, Regional Infrastructure and Services	9

	Division 9 Transport

	14	Transport for NSW	10

	Division 10 Treasury and Finance

	15	The Treasury	10
	16	Crown Finance Entity	11
	17	Advance to the Treasurer	11

Part 3	Additional appropriation for health related services

	18	Additional appropriation from Consolidated Fund 2014–15 for recurrent services	12
	19	Special appropriation to Minister for Health and Minister for Medical Research—additional revenue from gaming machine taxes	12

Part 4	Appropriation (Special Offices)

	Division 1 General appropriation

	20	Appropriation from Consolidated Fund 2014–15 for recurrent services (Special Offices)	13
	21	Appropriation from Consolidated Fund 2014–15 for capital works and services (Special Offices)	13

	Division 2 Special Offices

	22	Judicial Commission of New South Wales	13
	23	Office of the Director of Public Prosecutions	14
	24	Office of the Children’s Guardian	14
	25	Independent Commission Against Corruption	15
	26	Independent Pricing and Regulatory Tribunal	15
	27	New South Wales Electoral Commission	16
	28	Ombudsman’s Office	16
	29	Police Integrity Commission	17
	30	Public Service Commission	17

Contents page 2

Appropriation Bill 2014 [NSW]

Contents

			Page

Part 5	General

	31	Appropriation for Commonwealth transfer payments	18
	32	Variation of authorised payments from Consolidated Fund	18
	33	Appointment of person to carry out functions of Treasurer under section 32	18
	34	Delayed restructures	19
	35	Tabling of Budget Papers	19

Contents page 3

New South Wales

Appropriation Bill 2014

No     , 2014

A Bill for

An Act to appropriate out of the Consolidated Fund sums for the recurrent services and capital works and services of the Government for the year 2014–15.

See also the Appropriation (Parliament) Bill 2014, the Appropriation (Budget Variations) Bill 2014 and the State Revenue and Other Legislation Amendment (Budget Measures) Bill 2014.

Appropriation Bill 2014 [NSW]

Part 1 Preliminary

The Legislature of New South Wales enacts:

Part 1	Preliminary

1	Name of Act

This Act is the Appropriation Act 2014.

2	Commencement

This Act commences on the date of assent to this Act.

3	Interpretation

In this Act, a reference to the year 2014–15 is a reference to the year from 1 July 2014 to 30 June 2015.

4	Expenses and capital expenditure information

(1)	A note included in this Act that is described as “expenses” sets out the expenses for the recurrent services of the body for whose recurrent services an appropriation is made by this Act, disaggregated across the relevant service groups.

(2)	A note included in this Act that is described as “capital expenditure” sets out the expenditure on capital works and services of the body for whose capital works and services an appropriation is made by this Act, disaggregated across the relevant service groups.

(3)	A note referred to in subsection (1) or (2) is included for information only and does not form part of this Act.

Appropriation Bill 2014 [NSW]

Part 2 Appropriation (Departments)

Part 2	Appropriation (Departments)

Division 1	General appropriation

5	General appropriation from Consolidated Fund 2014–15 for recurrent services (Departments)

(1)	Out of the Consolidated Fund there are hereby appropriated the sums identified in sections 7–17, as sums appropriated by this Act for recurrent services, which sums may be issued and applied for or towards the several uses and purposes expressed in those sections for recurrent services for the year 2014–15.

(2)	The total sum appropriated out of the Consolidated Fund for recurrent services for the year 2014–15 in accordance with the provisions of sections 7–17 is the sum of $50,891,952,000.

(3)	Any amounts expended for recurrent services under section 25 of the Public Finance and Audit Act 1983 or any Supply Act on or after 1 July 2014 and before the date of assent to this Act are taken to have been expended out of such of the sums for recurrent services set out in sections 7–17, as may be determined by the Treasurer. This subsection applies only if this Act is assented to after 1 July 2014.

6	General appropriation from Consolidated Fund 2014–15 for capital works and services (Departments)

(1)	Out of the Consolidated Fund there are hereby appropriated the sums identified in sections 7–17, as sums appropriated by this Act for capital works and services, which sums may be issued and applied for or towards the several uses and purposes expressed in those sections for capital works and services for the year 2014–15.

(2)	The total sum appropriated out of the Consolidated Fund for capital works and services for the year 2014–15 in accordance with the provisions of sections 7–17 is the sum of $5,563,281,000.

(3)	Any amounts expended for capital works and services under section 25 of the Public Finance and Audit Act 1983 or any Supply Act on or after 1 July 2014 and before the date of assent to this Act are taken to have been expended out of such of the sums for capital works and services set out in sections 7–17, as may be determined by the Treasurer. This subsection applies only if this Act is assented to after 1 July 2014.

Division 2	Education and Communities

7	Department of Education and Communities

(1)	Recurrent appropriation

The sum of $12,432,057,000 is appropriated to the Minister for Education for the recurrent services of the Department of Education and Communities.

Note (expenses): This recurrent appropriation will fund expenses of $14,209,582,000, disaggregated as follows:

		$,000
01	Early Childhood Education Services	361,093
02	Primary Education Services in Government Schools	5,683,165
03	Secondary Education Services in Government Schools	4,994,007
04	Non-Government Schools	1,038,942
05	Vocational Education and Training	635,287

Appropriation Bill 2014 [NSW]

Part 2 Appropriation (Departments)

		$,000
06	Sport and Recreation Services	116,965
07	Aboriginal Affairs	18,413
08	Citizenship and Communities	63,494
09	Personnel Services	31,676
10	Cluster Grant Funding	1,266,540

	Total	14,209,582

(2)	Capital appropriation

The sum of $381,329,000 is appropriated to the Minister for Education for the capital works and services of the Department of Education and Communities.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $404,808,000, disaggregated as follows:

		$,000
01	Primary Education Services in Government Schools	235,595
02	Secondary Education Services in Government Schools	163,526
03	Sport and Recreation Services	5,593
04	Aboriginal Affairs	84
05	Citizenship and Communities	10

	Total	404,808

Division 3	Family and Community Services

8	Department of Family and Community Services

(1)	Recurrent appropriation

The sum of $5,095,683,000 is appropriated to the Minister for Family and Community Services for the recurrent services of the Department of Family and Community Services.

Note (expenses): This recurrent appropriation will fund expenses of $5,529,615,000, disaggregated as follows:

		$,000
01	Community Support for People with Disability, their Family and Carers	853,407
02	Short-term Interventions for People with Disability, their Family and Carers	408,420
03	Supported Accommodation for People with Disability	1,630,570
04	Targeted Earlier Intervention for Vulnerable Children, Young People and Families	257,658
05	Statutory Child Protection	451,091
06	Out-of-Home Care for Vulnerable Children and Young People	851,986

Appropriation Bill 2014 [NSW]

Part 2 Appropriation (Departments)

		$,000
07	Social Housing Assistance and Tenancy Support	811,060
08	Homelessness Services	265,423

	Total	5,529,615

(2)	Capital appropriation

The sum of $229,316,000 is appropriated to the Minister for Family and Community Services for the capital works and services of the Department of Family and Community Services.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $259,965,000, disaggregated as follows:

		$,000
01	Community Support for People with Disability, their Family and Carers	9,291
02	Short-term Interventions for People with Disability, their Family and Carers	11,076
03	Supported Accommodation for People with Disability	182,960
04	Targeted Earlier Intervention for Vulnerable Children, Young People and Families	4,080
05	Statutory Child Protection	15,966
06	Out-of-Home Care for Vulnerable Children and Young People	21,802
07	Social Housing Assistance and Tenancy Support	12,487
08	Homelessness Services	2,303

	Total	259,965

Division 4	Health

9	Ministry of Health

(1)	Recurrent appropriation

The sum of $9,761,234,000 is appropriated to the Minister for Health and Minister for Medical Research for the recurrent services of the Ministry of Health.

Note (expenses): This recurrent appropriation and the appropriation under section 19 will fund expenses of $18,717,055,000, disaggregated as follows:

		$,000
01	Population Health Services	543,888
02	Primary and Community Based Services	848,445
03	Aboriginal Health Services	90,025
04	Outpatient Services	2,569,636
05	Emergency Services	2,481,292
06	Inpatient Hospital Services	8,355,583
07	Mental Health Services	1,625,187
08	Rehabilitation and Extended Care Services	1,527,369

Appropriation Bill 2014 [NSW]

Part 2 Appropriation (Departments)

		$,000
09	Teaching and Research	654,543
10	Cluster Grant Funding	21,087

	Total	18,717,055

(2)	Capital appropriation

The sum of $1,029,015,000 is appropriated to the Minister for Health and Minister for Medical Research for the capital works and services of the Ministry of Health.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $1,169,943,000, disaggregated as follows:

		$,000
01	Population Health Services	16,739
02	Primary and Community Based Services	57,855
03	Aboriginal Health Services	2,989
04	Outpatient Services	163,528
05	Emergency Services	180,253
06	Inpatient Hospital Services	525,923
07	Mental Health Services	101,632
08	Rehabilitation and Extended Care Services	77,557
09	Teaching and Research	43,467

	Total	1,169,943

Division 5	Planning and Environment

10	Department of Planning and Environment

(1)	Recurrent appropriation

The sum of $1,153,403,000 is appropriated to the Minister for Planning and Minister for Women for the recurrent services of the Department of Planning and Environment.

Note (expenses): This recurrent appropriation will fund expenses of $1,308,160,000, disaggregated as follows:

		$,000
01	Planning Strategies, Housing and Infrastructure	129,095
02	Planning Operations and Regional Delivery	71,428
03	Development Assessment, Systems and Approvals	54,986
04	Personnel Services	32,785
05	Cluster Grant Funding	1,019,866

	Total	1,308,160

Appropriation Bill 2014 [NSW]

Part 2 Appropriation (Departments)

(2)	Capital appropriation

The sum of $21,667,000 is appropriated to the Minister for Planning and Minister for Women for the capital works and services of the Department of Planning and Environment.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $22,315,000, disaggregated as follows:

		$,000
01	Planning Strategies, Housing and Infrastructure	271
02	Planning Operations and Regional Delivery	270
03	Development Assessment, Systems and Approvals	21,774

	Total	22,315

Division 6	Police and Justice

11	Department of Police and Justice

(1)	Recurrent appropriation

The sum of $5,256,142,000 is appropriated to the Attorney General and Minister for Justice for the recurrent services of the Department of Police and Justice.

Note (expenses): This recurrent appropriation will fund expenses of $5,802,324,000, disaggregated as follows:

		$,000
01	Legal Policy and Regulatory Services	107,968
02	Court Services	523,305
03	Court Support Services	86,156
04	Crime Prevention and Community Services	118,247
05	Registry of Births, Deaths and Marriages	27,299
06	Business and Personnel Services	65,758
07	Custody Management	789,504
08	Supervision of Offenders in the Community	160,498
09	Offenders Program	141,075
10	Community Based Services	67,783
11	Juvenile Custodial Services	131,861
12	Cluster Grant Funding	3,582,870

	Total	5,802,324

Appropriation Bill 2014 [NSW]

Part 2 Appropriation (Departments)

(2)	Capital appropriation

The sum of $276,421,000 is appropriated to the Attorney General and Minister for Justice for the capital works and services of the Department of Police and Justice.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $281,581,000, disaggregated as follows:

		$,000
01	Legal Policy and Regulatory Services	6,057
02	Court Services	210,968
03	Court Support Services	15,300
04	Crime Prevention and Community Services	6,773
05	Registry of Births, Deaths and Marriages	7,850
06	Custody Management	22,586
07	Supervision of Offenders in the Community	5,411
08	Offenders Program	4,757
09	Community Based Services	509
10	Juvenile Custodial Services	1,370

	Total	281,581

Division 7	Premier and Cabinet

12	Department of Premier and Cabinet

(1)	Recurrent appropriation

The sum of $518,966,000 is appropriated to the Premier, Minister for Infrastructure and Minister for Western Sydney for the recurrent services of the Department of Premier and Cabinet.

Note (expenses): This recurrent appropriation will fund expenses of $548,168,000, disaggregated as follows:

		$,000
01	Policy Support	43,888
02	Administrative Support for Government	123,992
03	Protocol and Special Events	32,257
04	Cluster Grant Funding	348,031

	Total	548,168

(2)	Capital appropriation

The sum of $4,010,000 is appropriated to the Premier, Minister for Infrastructure and Minister for Western Sydney for the capital works and services of the Department of Premier and Cabinet.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $6,556,000, disaggregated as follows:

		$,000
01	Policy Support	600
02	Administrative Support for Government	5,756
03	Protocol and Special Events	200

	Total	6,556

Appropriation Bill 2014 [NSW]

Part 2 Appropriation (Departments)

Division 8	Trade and Investment, Regional Infrastructure and Services

13	Department of Trade and Investment, Regional Infrastructure and Services

(1)	Recurrent appropriation

The sum of $1,657,216,000 is appropriated to the Deputy Premier, Minister for Trade and Investment, Minister for Regional Infrastructure and Services, Minister for Tourism and Major Events, Minister for Small Business and Minister for the North Coast for the recurrent services of the Department of Trade and Investment, Regional Infrastructure and Services.

Note (expenses): This recurrent appropriation will fund expenses of $2,361,057,000, disaggregated as follows:

		$,000
01	Industry, Innovation, Hospitality and the Arts	284,219
02	Resources and Energy	363,370
03	Primary Industries	951,481
04	Personnel Services	65,239
05	Cluster Grant Funding	696,748

	Total	2,361,057

(2)	Capital appropriation

The sum of $37,966,000 is appropriated to the Deputy Premier, Minister for Trade and Investment, Minister for Regional Infrastructure and Services, Minister for Tourism and Major Events, Minister for Small Business and Minister for the North Coast for the capital works and services of the Department of Trade and Investment, Regional Infrastructure and Services.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $56,823,000, disaggregated as follows:

		$,000
01	Industry, Innovation, Hospitality and the Arts	8,943
02	Resources and Energy	3,958
03	Primary Industries	43,922

	Total	56,823

Appropriation Bill 2014 [NSW]

Part 2 Appropriation (Departments)

Division 9	Transport

14	Transport for NSW

(1)	Recurrent appropriation

The sum of $8,908,368,000 is appropriated to the Minister for Transport and Minister for the Hunter for the recurrent services of Transport for NSW.

Note (expenses): This recurrent appropriation will fund expenses of $12,971,758,000, disaggregated as follows:

		$,000
01	Asset Maintenance	2,941,049
02	Services and Operations	4,664,155
03	Growth and Improvement	5,362,276
04	Cluster Grant Funding	4,278

	Total	12,971,758

(2)	Capital appropriation

The sum of $2,658,393,000 is appropriated to the Minister for Transport and Minister for the Hunter for the capital works and services of Transport for NSW.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $2,963,305,000, disaggregated as follows:

		$,000
01	Asset Maintenance	189,800
02	Services and Operations	92,585
03	Growth and Improvement	2,680,920

	Total	2,963,305

(3)	A reference in this section to Transport for NSW includes a reference to the Department of Transport.

Division 10	Treasury and Finance

15	The Treasury

(1)	Recurrent appropriation

The sum of $567,073,000 is appropriated to the Treasurer and Minister for Industrial Relations for the recurrent services of The Treasury.

Note (expenses): This recurrent appropriation will fund expenses of $594,218,000, disaggregated as follows:

		$,000
01	State Resource Management	113,642
02	Cluster Grant Funding	480,576

	Total	594,218

Appropriation Bill 2014 [NSW]

Part 2 Appropriation (Departments)

(2)	Capital appropriation

The sum of $17,982,000 is appropriated to the Treasurer and Minister for Industrial Relations for the capital works and services of The Treasury.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $27,284,000, as follows:

$,000
01	State Resource Management	27,284

16	Crown Finance Entity

(1)	Recurrent appropriation

The sum of $5,391,810,000 is appropriated to the Treasurer and Minister for Industrial Relations for the recurrent services of the Crown Finance Entity.

Note (expenses): This recurrent appropriation will fund expenses of $5,679,571,000, disaggregated as follows:

		$,000
01	Debt Liability Management	1,691,748
02	Superannuation Liability Management	1,982,613
03	Central Financial Services	2,005,210

	Total	5,679,571

(2)	Capital appropriation

The sum of $887,182,000 is appropriated to the Treasurer and Minister for Industrial Relations for the capital works and services of the Crown Finance Entity.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $7,500,000, as follows:

$,000
01	Central Financial Services	7,500

17	Advance to the Treasurer

(1)	Recurrent appropriation

The sum of $150,000,000 is appropriated to the Treasurer and Minister for Industrial Relations for the recurrent services of the Advance to the Treasurer.

(2)	Capital appropriation

The sum of $20,000,000 is appropriated to the Treasurer and Minister for Industrial Relations for the capital works and services of the Advance to the Treasurer.

Appropriation Bill 2014 [NSW]

Part 3 Additional appropriation for health related services

Part 3	Additional appropriation for health related services

18	Additional appropriation from Consolidated Fund 2014–15 for recurrent services

(1)	Out of the Consolidated Fund there is appropriated the sum identified in section 19, to the Minister specified in relation to that sum, for recurrent services, which sum may be issued and applied for or towards the uses and purposes expressed in that section for the recurrent services of the Government for the year 2014–15.

(2)	The sum appropriated by this Part is in addition to any other sum appropriated by this Act for recurrent services.

(3)	Any amounts expended for recurrent services under section 25 of the Public Finance and Audit Act 1983 or any Supply Act on or after 1 July 2014 and before the date of assent to this Act are taken to have been expended out of such of the sum for recurrent services set out in section 19, as may be determined by the Treasurer. This subsection applies only if this Act is assented to after 1 July 2014.

19	Special appropriation to Minister for Health and Minister for Medical Research—additional revenue from gaming machine taxes

The sum of $267,100,000 is appropriated to the Minister for Health and Minister for Medical Research for the recurrent services of the Ministry of Health.

Appropriation Bill 2014 [NSW]

Part 4 Appropriation (Special Offices)

Part 4	Appropriation (Special Offices)

Division 1	General appropriation

20	Appropriation from Consolidated Fund 2014–15 for recurrent services (Special Offices)

(1)	Out of the Consolidated Fund there are hereby appropriated the sums identified in sections 22–30, as sums appropriated by this Act for recurrent services, which sums may be issued and applied for or towards the several uses and purposes expressed in those sections for recurrent services for the year 2014–15.

(2)	The total sum appropriated out of the Consolidated Fund for recurrent services for the year 2014–15 in accordance with the provisions of sections 22–30 is the sum of $330,432,000.

(3)	Any amounts expended for recurrent services under section 25 of the Public Finance and Audit Act 1983 or any Supply Act on or after 1 July 2014 and before the date of assent to this Act are taken to have been expended out of such of the sums for recurrent services set out in sections 22–30, as may be determined by the Treasurer. This subsection applies only if this Act is assented to after 1 July 2014.

21	Appropriation from Consolidated Fund 2014–15 for capital works and services (Special Offices)

(1)	Out of the Consolidated Fund there are hereby appropriated the sums identified in sections 22–30, as sums appropriated by this Act for capital works and services, which sums may be issued and applied for or towards the several uses and purposes expressed in those sections for capital works and services for the year 2014–15.

(2)	The total sum appropriated out of the Consolidated Fund for capital works and services for the year 2014–15 in accordance with the provisions of sections 22–30 is the sum of $19,190,000.

(3)	Any amounts expended for capital works and services under section 25 of the Public Finance and Audit Act 1983 or any Supply Act on or after 1 July 2014 and before the date of assent to this Act are taken to have been expended out of such of the sums for capital works and services set out in sections 22–30, as may be determined by the Treasurer. This subsection applies only if this Act is assented to after 1 July 2014.

Division 2	Special Offices

22	Judicial Commission of New South Wales

(1)	Recurrent appropriation

The sum of $4,914,000 is appropriated to the Attorney General and Minister for Justice for the recurrent services of the Judicial Commission of New South Wales.

Note (expenses): This recurrent appropriation will fund expenses of $6,115,000, as follows:

$,000
01	Education, Sentencing and Complaints	6,115

Appropriation Bill 2014 [NSW]

Part 4 Appropriation (Special Offices)

(2)	Capital appropriation

The sum of $150,000 is appropriated to the Attorney General and Minister for Justice for the capital works and services of the Judicial Commission of New South Wales.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $150,000, as follows:

$,000
01	Education, Sentencing and Complaints	150

23	Office of the Director of Public Prosecutions

(1)	Recurrent appropriation

The sum of $106,688,000 is appropriated to the Attorney General and Minister for Justice for the recurrent services of the Office of the Director of Public Prosecutions.

Note (expenses): This recurrent appropriation will fund expenses of $117,860,000, disaggregated as follows:

		$,000
01	Prosecutions	109,883
02	Victim and Witness Assistance	7,977

	Total	117,860

(2)	Capital appropriation

The sum of $1,368,000 is appropriated to the Attorney General and Minister for Justice for the capital works and services of the Office of the Director of Public Prosecutions.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $1,368,000, disaggregated as follows:

		$,000
01	Prosecutions	1,300
02	Victim and Witness Assistance	68

	Total	1,368

24	Office of the Children’s Guardian

(1)	Recurrent appropriation

The sum of $10,079,000 is appropriated to the Minister for Family and Community Services for the recurrent services of the Office of the Children’s Guardian.

Note (expenses): This recurrent appropriation will fund expenses of $24,162,000, as follows:

$,000
01	Office of the Children’s Guardian	24,162

Appropriation Bill 2014 [NSW]

Part 4 Appropriation (Special Offices)

(2)	Capital appropriation

The sum of $1,373,000 is appropriated to the Minister for Family and Community Services for the capital works and services of the Office of the Children’s Guardian.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $1,860,000, as follows:

$,000
01	Office of the Children’s Guardian	1,860

25	Independent Commission Against Corruption

(1)	Recurrent appropriation

The sum of $20,822,000 is appropriated to the Premier, Minister for Infrastructure and Minister for Western Sydney for the recurrent services of the Independent Commission Against Corruption.

Note (expenses): This recurrent appropriation will fund expenses of $26,983,000, as follows:

$,000
01	Corruption Investigation, Prevention, Research and Education	26,983

(2)	Capital appropriation

The sum of $6,274,000 is appropriated to the Premier, Minister for Infrastructure and Minister for Western Sydney for the capital works and services of the Independent Commission Against Corruption.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $7,304,000, as follows:

$,000
01	Corruption Investigation, Prevention, Research and Education	7,304

26	Independent Pricing and Regulatory Tribunal

(1)	Recurrent appropriation

The sum of $26,597,000 is appropriated to the Premier, Minister for Infrastructure and Minister for Western Sydney for the recurrent services of the Independent Pricing and Regulatory Tribunal.

Note (expenses): This recurrent appropriation will fund expenses of $30,756,000, as follows:

$,000
01	Utilities Pricing, Regulation and Analysis and Policy Work	30,756

(2)	Capital appropriation

The sum of $180,000 is appropriated to the Premier, Minister for Infrastructure and Minister for Western Sydney for the capital works and services of the Independent Pricing and Regulatory Tribunal.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $180,000, as follows:

$,000
01	Utilities Pricing, Regulation and Analysis and Policy Work	180

Appropriation Bill 2014 [NSW]

Part 4 Appropriation (Special Offices)

27	New South Wales Electoral Commission

(1)	Recurrent appropriation

The sum of $86,017,000 is appropriated to the Premier, Minister for Infrastructure and Minister for Western Sydney for the recurrent services of the New South Wales Electoral Commission.

Note (expenses): This recurrent appropriation will fund expenses of $92,228,000, as follows:

$,000
01	Conduct and Management of Elections	92,228

(2)	Capital appropriation

The sum of $7,465,000 is appropriated to the Premier, Minister for Infrastructure and Minister for Western Sydney for the capital works and services of the New South Wales Electoral Commission.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $7,465,000, as follows:

$,000
01	Conduct and Management of Elections	7,465

28	Ombudsman’s Office

(1)	Recurrent appropriation

The sum of $24,369,000 is appropriated to the Premier, Minister for Infrastructure and Minister for Western Sydney for the recurrent services of the Ombudsman’s Office.

Note (expenses): This recurrent appropriation will fund expenses of $29,488,000, as follows:

$,000
01	Complaint Resolution, Investigation, Oversight and Scrutiny	29,488

(2)	Capital appropriation

The sum of $350,000 is appropriated to the Premier, Minister for Infrastructure and Minister for Western Sydney for the capital works and services of the Ombudsman’s Office.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $350,000, as follows:

$,000
01	Complaint Resolution, Investigation, Oversight and Scrutiny	350

Appropriation Bill 2014 [NSW]

Part 4 Appropriation (Special Offices)

29	Police Integrity Commission

(1)	Recurrent appropriation

The sum of $18,075,000 is appropriated to the Premier, Minister for Infrastructure and Minister for Western Sydney for the recurrent services of the Police Integrity Commission.

Note (expenses): This recurrent appropriation will fund expenses of $20,230,000, as follows:

$,000
01	Investigations, Research and Complaint Management	20,230

(2)	Capital appropriation

The sum of $1,200,000 is appropriated to the Premier, Minister for Infrastructure and Minister for Western Sydney for the capital works and services of the Police Integrity Commission.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $1,200,000, as follows:

$,000
01	Investigations, Research and Complaint Management	1,200

30	Public Service Commission

(1)	Recurrent appropriation

The sum of $32,871,000 is appropriated to the Premier, Minister for Infrastructure and Minister for Western Sydney for the recurrent services of the Public Service Commission.

Note (expenses): This recurrent appropriation will fund expenses of $35,268,000, as follows:

$,000
01	Services and Capabilities Improvement	35,268

(2)	Capital appropriation

The sum of $830,000 is appropriated to the Premier, Minister for Infrastructure and Minister for Western Sydney for the capital works and services of the Public Service Commission.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $830,000, as follows:

$,000
01	Services and Capabilities Improvement	830

Appropriation Bill 2014 [NSW]

Part 5 General

Part 5	General

31	Appropriation for Commonwealth transfer payments

(1)	Out of the Consolidated Fund there is appropriated the sum of $3,563,100,000 to the Treasurer, for Commonwealth transfer payments to non-Government schools and local government for recurrent services for the year 2014–15.

(2)	The sum appropriated by this section is in addition to any other sum appropriated by this Act.

(3)	The sum appropriated by this section is subject to section 26 of the Public Finance and Audit Act 1983.

32	Variation of authorised payments from Consolidated Fund

(1)	In this section, purpose means any purpose for which a sum is appropriated under this Act for recurrent services or for capital works and services.

(2)	Payment of a sum appropriated under this Act for a purpose may not be made in excess of the sum specified for the purpose, except as provided by this section or Division 4 of Part 2 of the Public Finance and Audit Act 1983.

(3)	If the exigencies of government so require, the Treasurer may authorise the payment of a sum in excess of the sum (or total sum) specified for a purpose, but only if an equivalent sum is not paid out for another purpose, whether the other purpose is specified in relation to the same or a different Minister, subject to subsections (4)–(7).

(4)	A sum appropriated for recurrent services may only be paid out for recurrent services and a sum appropriated for capital works and services may only be paid out for capital works and services.

(5)	The sum appropriated under Part 3 may only be paid out for the purposes specified in Part 3.

(6)	The total sum appropriated under Part 4 may only be paid out for the purposes specified in Part 4.

(7)	The sum appropriated under section 31 may only be paid out for the purposes specified in section 31.

(8)	This section does not apply to sums appropriated by another Act.

(9)	This section does not enable the Treasurer to authorise the payment of a sum in augmentation of, or as an addition to, any salary or wages the amount of which has been fixed by law.

(10)	The Treasurer is to inform the Auditor-General of every authorisation given under this section.

(11)	An authorisation under this section may be given before or after the relevant payment is made.

33	Appointment of person to carry out functions of Treasurer under section 32

(1)	The Treasurer may appoint a person to carry out the Treasurer’s functions under section 32.

(2)	Any such appointment is subject to such conditions (if any) as the Treasurer determines.

(3)	The Treasurer may revoke any such appointment at any time.

Appropriation Bill 2014 [NSW]

Part 5 General

(4)	A person appointed under this section has, in place of the Treasurer, the Treasurer’s function under section 32 (10) of informing the Auditor-General of every authorisation given by the person under section 32.

34	Delayed restructures

(1)	Without limiting section 32, if the responsibility for a service or function for which an appropriation is made in this Act is transferred on or after the date the Bill for this Act is introduced in the Legislative Assembly because of the determination made before 1 July 2014 by the Premier to create new ministries, or to change or abolish existing ministries, and consequently to create, restructure or abolish any authority, the appropriation does not lapse and may be issued and applied, in accordance with such determination as may be made by the Treasurer, for or towards the service or function the responsibility for which is transferred.

(2)	Section 24 of the Public Finance and Audit Act 1983 does not apply to or in respect of an appropriation, service or function to which this section applies.

35	Tabling of Budget Papers

(1)	If the Legislative Assembly is not sitting at the time when a Budget Paper for the year 2014–15 is sought to be tabled in the Legislative Assembly, a Minister may, for the purpose of complying with section 27AB of the Public Finance and Audit Act 1983, present the Budget Paper to the Clerk of the Legislative Assembly to be dealt with in accordance with section 63C of that Act.

(2)	Section 63C of the Public Finance and Audit Act 1983 applies in relation to a Budget Paper that is presented to the Clerk of the Legislative Assembly under this section in the same way as it applies to a report presented to the Clerk of the Legislative Assembly under a provision of that Act.

First print

New South Wales

Appropriation (Parliament) Bill 2014

Explanatory note

This explanatory note relates to this Bill as introduced into Parliament.

This Bill is cognate with the Appropriation Bill 2014.

Overview of Bill

The object of this Bill is to appropriate out of the Consolidated Fund the following sums of money required during the 2014–15 financial year for the recurrent services and capital works and services of the Legislature:

Recurrent Services	$123,233,000
Capital Works and Services	$22,650,000

The expenses and capital expenditure for relevant service groups of the Legislature are as follows:

	Expenses	Capital expenditure
Chamber and Committee Support	$20,746,000	$3,315,000
Members’ Support	$112,307,000	$17,940,000
Community Access	$8,729,000	$1,395,000

Total	$141,782,000	$22,650,000

b2014-048-48.d06

Appropriation (Parliament) Bill 2014 [NSW]

Explanatory note

Outline of provisions

Clause 1 sets out the name (also called the short title) of the proposed Act.

Clause 2 provides for the commencement of the proposed Act on the date of assent to the proposed Act.

Clause 3 provides for the interpretation of a reference to the financial year to which the proposed Act relates and other matters of interpretation.

Clause 4 is an interpretative provision relating to expenses and capital expenditure information included in the proposed Act.

Clause 5 provides for the appropriation out of the Consolidated Fund, for the recurrent services of the Legislature for the financial year of 2014–15, of the amount of $123,233,000.

Clause 6 provides for the appropriation out of the Consolidated Fund, for the capital works and services of the Legislature for the financial year of 2014–15, of the amount of $22,650,000.

Explanatory note page 2

First print

New South Wales

Appropriation (Parliament) Bill 2014

Contents

		Page
1	Name of Act	2
2	Commencement	2
3	Interpretation	2
4	Expenses and capital expenditure information	2
5	Appropriation for recurrent services	2
6	Appropriation for capital works and services	3

b2014-048-43.d06

New South Wales

Appropriation (Parliament) Bill 2014

No     , 2014

A Bill for

An Act to appropriate out of the Consolidated Fund sums for the recurrent services and capital works and services of the Legislature for the year 2014–15.

Appropriation (Parliament) Bill 2014 [NSW]

The Legislature of New South Wales enacts:

1	Name of Act

This Act is the Appropriation (Parliament) Act 2014.

2	Commencement

This Act commences on the date of assent to this Act.

3	Interpretation

(1)	In this Act, a reference to the year 2014–15 is a reference to the year from 1 July 2014 to 30 June 2015.

(2)	A reference in the Public Finance and Audit Act 1983 to an Appropriation Act or the Appropriation Act includes a reference to this Act.

4	Expenses and capital expenditure information

(1)	A note included in this Act that is described as “expenses” sets out the expenses for the recurrent services of the Legislature, disaggregated across the relevant service groups.

(2)	A note included in this Act that is described as “capital expenditure” sets out the expenditure on capital works and services of the Legislature, disaggregated across the relevant service groups.

(3)	A note referred to in subsection (1) or (2) is included for information only and does not form part of this Act.

5	Appropriation for recurrent services

(1)	This Act appropriates the sum of $123,233,000 to the Legislature out of the Consolidated Fund for the recurrent services of the Legislature for the year 2014–15.

Note (expenses): This recurrent appropriation will fund expenses of $141,782,000, disaggregated as follows:

		$,000
01	Chamber and Committee Support	20,746
02	Members’ Support	112,307
03	Community Access	8,729

	Total	141,782

(2)	Any amounts expended for recurrent services under section 25 of the Public Finance and Audit Act 1983 or any Parliamentary Supply Act on or after 1 July 2014 and before the date of assent to this Act are taken to have been expended out of the sum appropriated by this section. This subsection applies only if this Act is assented to after 1 July 2014.

Appropriation (Parliament) Bill 2014 [NSW]

6	Appropriation for capital works and services

(1) This Act appropriates the sum of $22,650,000 to the Legislature out of the Consolidated Fund for the capital works and services of the Legislature for the year 2014–15.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $22,650,000, disaggregated as follows:

		$,000
01	Chamber and Committee Support	3,315
02	Members’ Support	17,940
03	Community Access	1,395

	Total	22,650

(2)	Any amounts expended for capital works and services under section 25 of the Public Finance and Audit Act 1983 or any Parliamentary Supply Act on or after 1 July 2014 and before the date of assent to this Act are taken to have been expended out of the sum appropriated by this section. This subsection applies only if this Act is assented to after 1 July 2014.